EXHIBIT 32.1

     CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND
CHIEF FINANCIAL OFFICER PURSUANT TO
     18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Burden, Chief Executive Officer and Chief Financial Officer of PlayBox (US) Inc., (the “Company”), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i)

the annual report on Form 10-KSB of the Company for the year ended September 30, 2007 (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Robert Burden

Name:	Robert Burden

Title:	Chief Executive Officer and
Chief Financial Officer

Date:	January 14, 2008